SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                November 16, 2001
                                -----------------
                                (Date of report)


                              IDIAL NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

NEVADA                              000-24962                                  75-2863583
(State of Incorporation)   (Commission File Number)               (IRS Employer ID)


                             10800 E. Bethany Drive
                                Aurora, CO 80014
                    (Address of principle executive offices)


                                  281-292-8244
              (Registrant's telephone number, including area code)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


Financial Statements for Whoofnet.Com, Inc.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                     IDIAL NETWORKS, INC.
                                                         (Registrant)



                                                     /s/ Mark T. Wood
                                                     By: Mark T. Wood
                                                     Chairman and CEO

                    Auditors Report to the Board of Directors


To Board of Directors
Whoofnet.Com, Inc.


I have audited the Balance Sheet of Whoofnet.Com, Inc. and subsidiary (a development stage company) as of July 31, 2000 and consolidated statement of loss, cash flows and stockholder's equity for the period from inception (March 6, 2000) to July 31, 2000. These financial statements are the responsibility of Whoofnet.Com, Inc.'s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Whoofnet.Com, Inc. and subsidiary as of July 31, 2000, and the results of operations and its cash flows from inception (March 6, 2000) to July 31, 2000 in conformity with generally accepted accounting principles.




Kenneth Lieberman CPA, PA

Coconut Creek, Florida
August 22, 2000

                               Whoofnet.Com, Inc.
                                and Subsidiaries
                         (A Development Stage Company)
                           Consolidated Balance Sheet
                           Period Ended July 31, 2000

              ---------------------------------------------------------------------------------------------------------
              ASSETS
              ---------------------------------------------------------------------------------------------------------

              Current Assets
                 Cash and cash equivalents (note 1)                                                          $ 132,085
                 Inventory                                                                                       2,000
                 Employee advances                                                                               3,500
                 Prepaid expenses                                                                               10,389
              ---------------------------------------------------------------------------------------------------------

                    Total Current Assets                                                                       147,974

              Property and equipment (net)                                                                   2,331,391

              ---------------------------------------------------------------------------------------------------------
              Total Assets                                                                                 $ 2,479,365
              =========================================================================================================


              ---------------------------------------------------------------------------------------------------------
              LIABILITIES AND STOCKHOLDERS EQUITY
              ---------------------------------------------------------------------------------------------------------

              Liabilities
                 Accounts payable                                                                               78,312
                 Payroll taxes payable                                                                          21,642
                 Accrued expenses                                                                                4,400

              ---------------------------------------------------------------------------------------------------------
              Total Liabilities                                                                                104,354
              ---------------------------------------------------------------------------------------------------------

              Stockholders Equity
                 Common stock: 100,000,000 shares authorized at no par value,
                 10,000,000 shares issued and outstanding                                                    3,287,393
                 Retained earnings                                                                            (912,382)

              ---------------------------------------------------------------------------------------------------------
              Total Stockholders Equity                                                                      2,375,011
              ---------------------------------------------------------------------------------------------------------

              Total Liabilities and Stockholder Equity                                                     $ 2,479,365
              =========================================================================================================

                               Whoofnet.Com, Inc.
                                and Subsidiaries
                         (A Development Stage Company)
                               Statement of Loss
                           Period Ended July 31, 2000

              --------------------------------------------------------------------------------------------------
                                                                                             From inception
                                                                                             (March 6, 2000) to
                                                                                             July 31, 2000
              --------------------------------------------------------------------------------------------------

              Net Sales                                                                                     $ -
              --------------------------------------------------------------------------------------------------

              Operating Expenses

                 Selling and marketing                                                                  245,681
                 Facilities expense                                                                      54,393
                 General and administrative                                                             262,976
                 Depreciation                                                                           272,532

              --------------------------------------------------------------------------------------------------
              Total operating expenses                                                                  835,582
              --------------------------------------------------------------------------------------------------

              Operating loss                                                                           (835,582)

              Other income (expenses)

                 Unrecognized loss on investment                                                        (76,800)
              --------------------------------------------------------------------------------------------------

              Loss before income taxes                                                                 (912,382)

              Income Taxes
              --------------------------------------------------------------------------------------------------

              Net loss                                                                               $ (912,382)
              ==================================================================================================

              Net loss per share                                                                        $ (0.09)
              ==================================================================================================


                               Whoofnet.Com, Inc.
                                and Subsidiaries
                         (A Development Stage Company)
                      Consolidated Statement of Cash Flows
                           Period Ended July 31, 2000

              -------------------------------------------------------------------------------------------------
                                                                                             From inception
                                                                                             March 7, 2999 to
                                                                                               July 31, 2000
              -------------------------------------------------------------------------------------------------

              Cash Flow form Operating Activities

              Net loss                                                                              $ (912,382)
              Adjustments to reconcile net loss to net cash used on operating activities:
                 Depreciation                                                                          272,532
              Changes in assets and liabilities:
                 Inventory                                                                              (2,000)
                 Employee advances                                                                      (3,500)
                 Prepaid expenses                                                                      (10,389)
                 Accounts payable                                                                       78,312
                 Payroll taxes payable                                                                  21,642
                 Accrued Expenses                                                                        4,400

              -------------------------------------------------------------------------------------------------
                   Net cash used in operations                                                        (551,385)
              -------------------------------------------------------------------------------------------------

              Cash Flow from Investing Activities

              -------------------------------------------------------------------------------------------------
                   Net cash used in investing activities                                                    --
              -------------------------------------------------------------------------------------------------

              Cash Flow From Financing Activities

                 Proceeds form issuance of common stock                                                683,470

              -------------------------------------------------------------------------------------------------
                    Net cash provided by financing activities                                          683,470
              -------------------------------------------------------------------------------------------------

              Cash and Cash Equivalents                                                              $ 132,085
              =================================================================================================

                               Whoofnet.Com, Inc.
                                and Subsidiaries
                         (A Development Stage Company)
                      Consolidated Statement of Cash Flows
                           Period Ended July 31, 2000


Supplemental Disclosures of Cash Flow Information:
                                                                        December 31, 2000 (restated)
Cash paid during the year for:
  Interest
  Income Taxes                                                                 -

Supplemental Schedule of noncash investing and financing activities:

Issuance of common stock in connection with the development  of
software recorded as fixed assets                                    $ 2,603,923

                               Whoofnet.Com, Inc.
                                and Subsidiaries
                         (A Development Stage Company)
                 Consolidated Statement of Stockholders' Equity


Period from date of inception (March 6, 2000) to July 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
                                                      Common Stock                      Additional Paid        Accumlated
                                                         Shares         Amount             in capital           Deficit
-----------------------------------------------------------------------------------------------------------------------------
Balance January 1, 2000

Capital contribution                                                                            $ 46,915

Common stock issued for cash                                785,000       $ 449,125

Common stock issued for services                          8,405,000       2,822,068

Common Stock issued as employee bonus                       810,000          16,200

Net loss as of July 31, 2000                                                                                      $ (912,382)

Balance July 31, 2000                                    10,000,000     $ 3,287,393             $ 46,915          $ (912,382)
=============================================================================================================================


                               Whoofnet.Com, Inc.
                                And Subsidiaries
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           Period ended July 31, 2000

NOTE 1 - Summary of Significant Accounting Policies

              Organization

                    Whoofnet is a next generation  Internet Company designed for direct selling. The company was formed under the laws of Florida on March 6, 2000. The major product is an Internet portal for use by the general public. The Company has recently completed its field-testing and management plans to begin sales within the next several months. All costs associated with the startup phase of the organization has been expensed in the current period as per Statement of Position 98-5.

                    The company also opened 6 subsidiary  Delaware  Corporations between the months of March and May 2000, and 2 foreign subsidiary corporations.

                    Whoofbiz, Inc. organized in March 2000 is planned to provide small business services, which includes a 24-hour customer service center, product fulfillment, merchant account
               fulfillment,   and  low  cost  high  quality   telecommunications
               services.

                    Whoofhealth,  Inc. sells its own homeopathic  herbal branded products to the general public. The product is marketed through various media including TV, Direct Sales and the Internet. The Company was organized April 28, 2000.

                    Whoofmail,  Inc. was organized to provide free  multilingual email services to be offered to the general public, in order to build the customer base. The Company was organized April 28, 2000.

                    Whoofmall,   Inc.  will  provide  a  shopping  mall  on  the
               Internet, whereby other vendors can advertise and sell their products to the general public. The Company will receive its revenue through various services offered to the vendors who are participating in the mall. The Company was organized May 2000.

                    Whoofmusic.com,  Inc.  was  created  to sell  its own  label specializing in music from the 60's, 70's, 80's and 90's and related products. Marketing will be done through TV Press media and the Internet. The Company was organized May 2000.

                    Whooftelco,   Inc.   will  be  a  low  cost   high   quality
               telecommunications provider to the European and Asian wireless community and to the low cost domestic and international calls customer in the United States. The Company was organized March 2000.

                    Whoofnet.Com AC is a Swedish  corporation that was formed on
               January 16, 2001 subsequent to the year-end.

                               Whoofnet.Com, Inc.
                                And Subsidiaries
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           Period ended July 31, 2000

                    Whoofstore.Com  AB was formed on January  16, 2000 is also a
               Swedish corporation as a duty free sales center. Management estimates that the licenser granting the Company a tax-free status has a market value between $5 to 10 million US dollars.

                    As of the date of  these  financial  statements  none of the subsidiaries were active or funded.

              Basic Loss Per Share

                    The  computation  of basic loss per share of common stock is based on the weighted average number of shares outstanding during the period of the financial statements as follows:

                                                   Loss                  Share            Per Share
                                                (Numerator)          (Denominator)          Amount
              For the period ended
              July 31, 2000                      $(912,382)            10,000,000         $  (0.09)

              Accounting Method

                    The Company's  financial  statements  are prepared using the accrual method of accounting. The Company has elected a December 31 year-end.

              Cash and Cash Equivalents

                    For  purposes  of  financial  statement  presentation,   the
               Company considers all highly liquid investments with a maturity of three months or less, from the date of purchase, to be cash equivalents.

              Inventory

                    Inventory is stated at lower of cost determined by the first in, first out method or market. Inventory is composed of finished goods held for sale by the Company.

              Employee Advances

                    The Company has made a non-interest  bearing short-term loan to an employee.

                               Whoofnet.Com, Inc.
                                And Subsidiaries
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           Period ended July 31, 2000

              Prepaid Expenses

                    In an agreement  with the  Landlord,  the Company  prepaid 6 months of rent through September 2000.

                           August rent plus tax               -         $  3,942.41
                           August Operating Exp Adj.          -            2,210.89
                           September rent                     -            3,942.41
                           Balance October rent               -              293.29
                                                                       -------------
                                                                         $10,389.00

              Property and Equipment

                    Property and equipment  are stated at cost less  accumulated depreciation. Expenditures for ordinary maintenance and repairs are charged to operations as incurred. Major additions and improvements are capitalized using the straight-line method over the estimated useful life of the asset. The Company has also elected to capitalize the costs related to the development of its software based on management's determination that the product will have future economic benefits. Depreciation expense for the period ended id $276,431.00:

           Office Furniture and equipment              $   165,435      5 years
           Computers                                        22,294      5 years
           Software Development                          2,226,084      3 years

                    The  capitalized  software  was  acquired by  Whoofnet  from
               Masland Consultants Ltd. (Masland) the developer's of the software. Masland, is also owned by the Chairman of Whoofnet. The cost of the software was equal to the aggregate cost of the subcontractors charge to Masland for their programming services, no markup from Maseland was passed through to Whoofnet for the software. Management's position on the accounting for the software is consistent with the provisions of SOP 98-1, based on the position that the software was actually developed for the internal use by the company and the costs associated with the software were related to the coding, and testing.

              Principals of Consolidation

                    There were no activities in any of the  subsidiaries  of the company nor were there any significant intercompany account transactions.

                               Whoofnet.Com, Inc.
                                And Subsidiaries
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           Period ended July 31, 2000

              Income Taxes

                    Under the  provisions of SFAS No. 109, the Company's  policy is to provide deferred income taxes related to property and equipment, inventories, net operating losses and other items that result in differences between the financial reporting and tax basis of assets and liabilities.

                    No provision for federal  income taxes has been made at July
               31, 2000 due to the current operating loss of the company. If there is an operating loss at year-end then the Company shall accumulate that loss to be reduced against taxable income in future years. Revenue Recognition

                    The company will recognize  revenue when membership fees are received, products have been shipped to the customer, or the Company has rendered services. The Company has elected not to recognize an allowance for returns until historical data can be gathered to better define a rate.

NOTE 2 - Contracts and Agreements

                    In July the  Company  entered  into an  exclusive  marketing agreements with iDial Networks, Inc. to market iDial's telephony products under WhooftelCo.Com's name. The terms of the agreement are to split the net profit from the sales equally between the two companies.

NOTE 3 -Related Party Transactions

                    The  President  of the  Company is a partner in the law firm that acts as counsel to the Company. The Company paid legal fees and expenses to the law firm in the amount of approximately $31,000.00

                    The  capitalized  software  was  acquired by  Whoofnet  from
               Masland Consultants Ltd. (Masland) the developer's of the software. Masland, is also owned by the Chairman of Whoofnet. The acquistion of the asset was accomplished through an exchange for common stock for an amount equivalent to approximately $2,000,000.00. There are no other licensing fees or royalties due in the future.

                    Under an exclusive  marketing agreement with iDial Networks,
               Inc. the Chairman of the Board and major stockholder of Whoofnet.Com will serve as a director of iDial and the Chairman of the Board of iDial will serve as a director of Whoofnet.Com.

                               Whoofnet.Com, Inc.
                                And Subsidiaries
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           Period ended July 31, 2000

NOTE 4 -Commitments and Contingencies

                    The Company  leases its office space  Sunrise,  Florida on a month-to-month basis. The lease obligation is for $3,658 plus tax per month and is prepaid until September 2000. The Company is currently negotiation a lease with its current landlord.

NOTE 5 - Common Stock Transactions

                    During 2000 the Company sold 785,000  shares of common stock for $449,125 or an average price of $0.57 per share. The Company also issued 8,405,000 in exchange for services rendered of $2,822,068 or $0.34 per share. During the second quarter of 2000 the Company issued 810,000 shares to key employees as an incentive bonus equivalent to $27,500 or $0.34 per share.

                    Each of the Subsidiary  companies issued 1,000,000 shares to the parent company.

NOTE 6 - Subsequent Events

                    The  Company  received a  commitment  letter  from a Swedish government agency granting $10,000,000. US to develop, build and operate within Sweden, the Whoofnet.Com worldwide customer services center.

                    The Company is currently in  negotiations  to be acquired by
               iDial Networks through an exchange of common stock. The terms of the agreement have not yet been settled upon.